SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - Fair value of financial instruments (Details) - Significant other observable inputs (Level 2) ¥ in Millions, $ in Millions	Dec. 31, 2022 CNY (¥)	Dec. 31, 2022 USD ($)	Dec. 31, 2021 CNY (¥)
Summary Of Significant Accounting Policies [Line Item]
Cash equivalents	¥ 1,966.3	$ 285.1	¥ 4,478.4
Security deposits held in bank accounts for bank guarantee letters which is included in restricted cash	¥ 7.7	$ 1.1	¥ 58.2